EXHIBIT 99.1

                             COMPUTATIONAL MATERIALS
                                11/18/99 8:00 AM


                   RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2
                           $125,000,000 (APPROXIMATE)

            $85,000,000 CLASS A-1, ASSET BACKED NOTES, SERIES 1999-2 $40,000,000 CLASS A-2, ASSET BACKED NOTES, SERIES 1999-2


The attached Computational Materials (the "Computational Materials") are privileged and confidential and intended for use by the addressee only. The Computational Materials are furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Computational Materials are based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. The Computational Materials should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                               [FIRST UNION LOGO]
                          FIRST UNION SECURITIES, INC.


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FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 2
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SUMMARY OF TERMS -
------------------

                 $85,000,000 CLASS A-1, Asset Backed Notes, Series 1999-2 (the "Class A-1 Notes")
                 $40,000,000 CLASS A-2, Asset Backed Notes, Series 1999-2 (the "Class A-2 Notes")

ISSUER:                 RBMG Funding Co. Mortgage Loan Trust 1999-2.

COLLATERAL:             Adjustable rate and fixed rate mortgage loans.

SELLER: RBMG Asset Management Company, a subsidiary of Meritage Mortgage Corporation or "Meritage," which is a 100% owned subsidiary of Resource Bancshares Mortgage Group, Inc.

SERVICER:               RBMG, Inc.

SUB-SERVICER:           Ocwen Federal Bank FSB.

SECURITIES OFFERED:

  SECURITIES                       CLASS A-1                       CLASS A-2
  ----------                       ---------                       ---------

  Amount:                          $85,000,000                     $40,000,000

  Security Type:                   Floating-rate                   Floating-rate

  Cut-Off Date:                    November 1, 1999                November 1, 1999

  Index:                           One month LIBOR                 One month LIBOR

  Prepayment Assumptions (PPA):    100%  PPA equals                100% PPA equals
                                   27% CPR for Adjustable Rate     27% CPR for Adjustable Rate
                                   Pool                            Pool
                                   25% HEP for Fixed Rate Pool     25% HEP for Fixed Rate Pool

  Average Life to Call:            2.679 years                     2.658 years
  Average Life to Maturity:        2.946 years                     2.919 years

  Expected Call Date:              12/25/06                        12/25/06
  Expected Maturity Date:          01/25/16                        02/25/16

  Expected Coupon:                 One month LIBOR + TBD           One month LIBOR + TBD

  Stated Maturity Date:            12/25/30                        12/25/30

  Payment Date:                    25th of each month              25th of each month
  Payment Delay:                   Zero                            Zero

  Dated Date:                      Settlement Date                 Settlement Date

  Day Count:                       Actual/360                      Actual/360

  Pricing Date:                    TBD                             TBD

  Settlement Date (Expected)       November 30, 1999               November 30, 1999

  First Payment Date               December 27, 1999               December 27, 1999

  Ratings (S&P/Moody's)            AAA/Aaa                         AAA/Aaa

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FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 3
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DESCRIPTION OF THE NOTES:      The Class A-1 Notes and the Class A-2 Notes
                               (the "Notes") will be secured by the assets of the Trust created by the Indenture. The assets of the Trust will consist primarily of (i) a pool of two groups (each a "Group) of fixed rate and adjustable rate mortgage loans (the "Mortgage Loans"); (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments due on or prior to the Cut-off Date); (iii) the Issuer's rights under the Sponsor Sale
                               Agreement and the Servicing Agreement; (iv) the Issuer's rights under the Sponsor Sale Agreement and the Servicing Agreement; (v) the rights of the Indenture Trustee under the Insurance Policy; and (vi) certain other property.

                               Although the Trust will hold an Interest
                               Rate Cap Agreement, any payments received under the cap agreement are not available to increase the Available Funds Cap Rate on the Notes, or to "uncap" the Notes. The Interest Rate Cap Agreement is to meet Ambac's credit enhancement requirement for the transaction only.

                               Two classes (each, a "Class") of Notes will be issued. The Class A-1 Notes will be secured by Mortgage Loans in Group I ("the Group I Mortgage Loans") and the Class A-2 Notes will be secured by the Group II Mortgage Loans ("the Group II Mortgage Loans"). Payments on the Class A-1 Notes will be made generally from Available Funds for Group I and payments on the Class A-2 Notes will be made generally from Available Funds for Group II.

SERVICING FEE:                 44 basis points per annum.

INDENTURE TRUSTEE:             Banker's Trust Company

INDENTURE TRUSTEE FEE:         1.50 basis points per annum.

OWNER TRUSTEE:                 Wilmington Trust Company, a Delaware Banking
                               corporation.

DENOMINATIONS:                 Minimum denominations of $1,000 and in
                               integral multiples thereof.

FORM OF NOTES:                 Book-Entry Form, delivered through the
                               facilities of DTC, Cedel, and Euroclear
                               against payment in immediately available funds.


RECORD DATE:                   Last business day preceding the Payment Date.

NOTE INSURER: AMBAC Assurance Corporation ("Ambac"), rated AAA/Aaa/AAA by S&P, Moody's and Fitch.

NOTE INSURANCE POLICY:         Timely payment of interest and ultimate
                               payment of principal on the Notes will be guaranteed by AMBAC.

CREDIT ENHANCEMENT:            (a)  Excess servicing cash flows

                               (b)  Overcollateralization

                               (c)  Note Insurance Policy

                               (d) Interest Rate Cap Agreement

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FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 4
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PAYMENTS ON THE NOTES:        Payments on each Class of Notes will be made on
                              each Payment Date to each Noteholder of record as of the last Business Day preceding such Payment Date or, with respect to Definitive Notes, as of the last Business Day of the month preceding the month in which such Payment Date occurs.

                              On each Payment Date, each Class of Notes, as of the related Record Date, will be entitled to payments in respect of principal and interest from Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

DUE PERIOD:                   With respect to each Class of Notes and any
                              Payment Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the first day of the calendar month in which such Payment Date occurs.

COLLECTION PERIOD:            With respect to each Class of Notes and any
                              Payment Date, the calendar month preceding the month in which such Payment Date occurs.

PAYMENTS AHEAD:               Any payment of one or more scheduled monthly
                              payments remitted by a mortgagor in excess of the scheduled monthly payment during the related Due Period.

AVAILABLE FUNDS:              With respect to each Group of Mortgage Loans
                              and any Payment Date, The Available Funds will generally consist of the aggregate of the following amounts:

                              (i) the sum of (a) all scheduled payments of principal and interest received with respect to the Mortgage Loans and due during the related Due Period and (b) all unscheduled principal payments or recoveries on the Mortgage Loans, including principal prepayments, received during the related Collection Period, minus (w) amounts received with respect to payments due on or prior to the applicable Cut-off Date, (x) the Administrative Fee Amount payable with respect to such Payment Date, (y) Payments Ahead and (z) reimbursements for certain P&I Advances and Servicing Advances made with respect to the Mortgage Loans and certain other amounts for which the Indenture Trustee, the Servicer and the Issuer are permitted to be reimbursed;

                              (ii)  the amount of any P&I Advances and
                                    Compensating Interest Payments made by the Servicer for such Payment Date, any amounts deposited in the Note Account in respect of the repurchase, release, removal or substitution of Mortgage Loans during the related Collection Period or amounts deposited in the Note Account in connection with the redemption of the Notes;

                              (iii) the amount of any payments received
                                    for such Payment Date under the Interest
                                    Rate Cap Agreement held by the Indenture
                                    Trustee.

ADMINISTRATIVE FEE AMOUNT:          With respect to each Group of Mortgage Loans
                                    and any Payment Date, the sum of the
                                    Servicing Fee, the Indenture Trustee Fee, and the Note Insurer Premium.


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FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 5
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INTEREST CARRY-FORWARD:         (a) If, on any Payment Date, the Available
                                    Funds Cap Rate (as defined below) for the related Class of Notes limits the payment of the full interest rate on the related Class, the amount of any such shortfall will be carried forward and be due and payable to the Noteholder of the related Class on the following Payment Date and shall accrue interest at the note interest rate until paid (the "Available Funds Cap Carry Forward Amount") .

                                (b) The payment of this Available Funds Cap
                                    Carry Forward Amount would be made in future periods from the excess cash flows.

                                (c) The Note Insurer does not cover the
                                    Available Funds Cap Carry Forward Amount.

AVAILABLE FUNDS CAP RATE:        The Available Funds Cap Rate with respect to
                                 each Class of Notes for any payment date is a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the aggregate scheduled principal balance of the then outstanding Mortgage Loans and REO properties in the related Group times the weighted average of the Expense Adjusted
                                 Coupon Rates on the then outstanding
                                 Mortgage Loans and REO properties in such Group minus (B) the amount of the Note
                                 Insurer premium for such payment date
                                 allocable to such Group, and the denominator of which is (ii) an amount equal to (A) the then outstanding aggregate Note Balance multiplied by (B) the actual number of days elapsed in the related interest period divided by 360. Payments received by the Indenture Trustee under the Interest Rate
                                 Cap Agreement do not increase the Available
                                 Funds Cap Rate.

                                 "Note Balance" with respect to a Class will equal as of any Payment Date, the Original Note Balance as of the date of issuance of the Notes less all related Monthly Principal and Excess Cash paid to the respective Noteholders on previous Payment Dates.

                                 The Expense Adjusted Coupon Rate on any
                                 Mortgage Loan is equal to the then
                                 applicable coupon rate minus the sum of (i) the Minimum Spread, (ii) the Servicing Fee Rate, and (iii) the Indenture Trustee Fee. For any Payment Date occurring from the Closing Date through and including the twelfth Payment Date, the Minimum Spread is equal to 0.00% per annum. For any Payment Date occurring after the twelfth Payment Date the Minimum Spread is equal to 0.50% per annum. For any Payment Date for so long as the Servicer is the servicer, the Servicing Fee Rate is equal to 0.44% per annum; PROVIDED, HOWEVER, that the Servicing Fee Rate may increase up to 0.50% per annum if it is necessary to appoint a successor Servicer or a successor Sub-Servicer.

PAYMENTS OF PRINCIPAL:           On each Payment Date, the Noteholders of a
                                 Class of Notes will be entitled to payments of Monthly Principal in reduction of the Note Balance.

                                 MONTHLY PRINCIPAL
                                 The Monthly Principal with respect to each Class of Notes and for any Payment Date will be equal to the lesser of (a) the excess of related Available Funds over the amounts described in clauses (i), (ii) and (iii) of the definition of Excess Cash below, and (b) the aggregate of all scheduled payments of principal received or advanced with respect to the Mortgage Loans in the related Group and due during the related Due Period and all other amounts collected, received

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FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 6
--------------------------------------------------------------------------------

                                    or otherwise recovered in respect of
                                    principal on such Mortgage Loans during or in respect of the related Collection Period, not including Payments Ahead, subject to reduction for any Overcollateralization Surplus with respect to such Class and the related Payment Date.

PAYMENTS OF EXCESS CASH:            With respect to each Class of Notes and each
                                    Payment Date on which the
                                    Overcollateralization Amount for the Notes is less than the Required
                                    Overcollateralization Amount for such
                                    Payment Date, Excess Cash derived from
                                    Available Funds, if any, will be paid on the related Class of Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required
                                    Overcollateralization Amount

                                    "Excess Cash" with respect to a Group on any Payment Date will be equal to Available Funds for such Group and Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments with respect to either Group paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for such Group on prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement), (ii) the
                                    Note Interest for the related Note and
                                    Payment Date (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group),
                                    (iii) any amounts payable for any
                                    Overcollateralization Deficit for the other
                                    Class; and (iv) the Monthly Principal for the related Class and Payment Date.

                                    The Insurance Policy does not cover the
                                    Available Funds Cap Carry Forward Amount,
                                    Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from (a) any excess interest resulting from the Available Funds Cap Rate being in excess of the applicable Interest Rate on future Payment Dates and (b) any Excess Cash for either Group that would otherwise be paid to the holder(s) of the Residual Interest.

                                    Any Excess Cash remaining after making
                                    required payments on each Class of Notes and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture.

OPTIONAL REDEMPTION:                Each Class of Notes may be redeemed, in full
                                    but not in part, at the option of the
                                    Servicer or the Note Insurer, on or after the Payment Date on which the combined principal balance of the Notes has declined to less than 10% of the outstanding Note
                                    Balance as of the Settlement Date.

COUPON STEP-UP:                     If the Class A-1 Notes are not redeemed
                                    pursuant to the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available
                                    Funds Cap Rate.

                                    If the Class A-2 Notes are not redeemed
                                    pursuant to the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available Funds Cap Rate.

INTEREST PERIOD:                    Interest will accrue on each of the Notes
                                    from each Payment Date to and including the day preceding the next Payment Date. For the first Payment Date,

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 7
--------------------------------------------------------------------------------

                              interest will accrue from and including the closing date to, but not including the first Payment Date.

COMPENSATING INTEREST
PAYMENTS:                     With respect to any Mortgage Loan in each Group as
                              to which a prepayment in whole or in part was received during the related Collection Period, the Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Servicer as its servicing compensation for the related Payment Date, an amount generally calculated to cover Prepayment
                              Interest Shortfalls to ensure that a full month's interest on each such Mortgage Loan is available for payment to the related Noteholders on the applicable Payment Date. Compensating Interest
                              Payments are not reimbursable to the Servicer. The
                              Note Insurer is not required to cover any Prepayment Interest Shortfalls.

LEGAL INVESTMENT
CONSIDERATIONS:               The Notes are SMMEA eligible securities.

ERISA CONSIDERATIONS:         The Issuer believes that the Notes are ERISA
                              eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel prior to purchase of such Notes.

TAXATION:                     The Notes will be treated as debt obligations of
                              the Issuer. No REMIC election will be made.

NOTE RATINGS:                 AAA/Aaa by S&P and Moody's

                                    WEIGHTED AVERAGE LIFE (WAL) AND
                                          PAYMENT WINDOWS TABLE

          ----------------------------------------------------------------------------------------------
          TO CALL (10%)
                 PPA*             0          50          75          100          125          150
          CLASS A1 NOTE
          WAL (in years)          20.424       5.496       3.653        2.679       2.075         1.661
          FIRST PAY             12/27/99    12/27/99    12/27/99    12/27/99     12/27/99      12/27/99
          LAST PAY              11/25/28   04/25/14     07/25/09     12/25/06    05/25/05     04/25/04


          CLASS A2 NOTE
          WAL (in years)          20.626       5.466       3.630        2.658       2.057         1.643
          FIRST PAY             12/27/99    12/27/99    12/27/99    12/27/99     12/27/99      12/27/99
          LAST PAY              11/25/28   04/25/14     07/25/09     12/25/06    05/25/05     04/25/04


          TO MATURITY
                 PPA*             0          50          75          100          125          150
          CLASS A1 NOTE
          WAL (in years)          20.464       5.925       4.003        2.946       2.281         1.824
          FIRST PAY             12/27/99    12/27/99    12/27/99    12/27/99     12/27/99      12/27/99
          LAST PAY              09/25/29    03/25/27    04/25/21     01/25/16    09/25/12      03/25/10

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 8
--------------------------------------------------------------------------------


          CLASS A2 NOTE
          WAL (in years)          20.667       5.903       3.976        2.919       2.256         1.801
          FIRST PAY             12/27/99    12/27/99    12/27/99    12/27/99     12/27/99      12/27/99
          LAST PAY              10/25/29    03/25/27    05/25/21     02/25/16    08/25/12      02/25/10
          ----------------------------------------------------------------------------------------------

          *100 PERCENT PREPAYMENT ASSUMPTION (PPA) REPRESENTS 27% CPR FOR THE
          ARM COLLATERAL, AND 25% HEP FOR THE FIXED COLLATERAL. 25% HEP EQUALS
          2.5% CPR IN MONTH 1 OF THE LIFE OF A LOAN, INCREASING EACH MONTH BY
          2.5% CPR UNTIL MONTH 10 AND REMAINING CONSTANT AT 25% CPR THEREAFTER.











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FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 9
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
                       CLASS A-1 AVAILABLE FUNDS CAP RATE*
   TO CALL (10%)
      PERIOD           DATE             AFC RATE                PERIOD          DATE           AFC RATE
      ------           ----             --------                ------          ----           --------

        1           12/27/99              11.02%                  44         7/25/03            12.22%
        2            1/25/00               8.92%                  45         8/25/03            11.82%
        3            2/25/00               8.95%                  46         9/25/03            11.82%
        4            3/25/00               9.60%                  47        10/25/03            12.22%
        5            4/25/00               9.01%                  48        11/25/03            11.82%
        6            5/25/00               9.35%                  49        12/25/03            12.21%
        7            6/25/00               9.08%                  50         1/25/04            11.82%
        8            7/25/00               9.42%                  51         2/25/04            11.82%
        9            8/25/00               9.15%                  52         3/25/04            12.63%
       10            9/25/00               9.18%                  53         4/25/04            11.82%
       11           10/25/00               9.53%                  54         5/25/04            12.21%
       12           11/25/00               9.26%                  55         6/25/04            11.82%
       13           12/25/00               9.09%                  56         7/25/04            12.21%
       14            1/25/01               8.83%                  57         8/25/04            11.82%
       15            2/25/01               8.87%                  58         9/25/04            11.82%
       16            3/25/01               9.87%                  59        10/25/04            12.21%
       17            4/25/01               8.96%                  60        11/25/04            11.82%
       18            5/25/01               9.31%                  61        12/25/04            12.21%
       19            6/25/01               9.06%                  62         1/25/05            11.81%
       20            7/25/01               9.41%                  63         2/25/05            11.81%
       21            8/25/01               9.16%                  64         3/25/05            13.08%
       22            9/25/01               9.22%                  65         4/25/05            11.81%
       23           10/25/01              10.28%                  66         5/25/05            12.21%
       24           11/25/01               9.97%                  67         6/25/05            11.81%
       25           12/25/01              10.52%                  68         7/25/05            12.20%
       26            1/25/02              10.21%                  69         8/25/05            11.81%
       27            2/25/02              10.24%                  70         9/25/05            11.81%
       28            3/25/02              11.37%                  71        10/25/05            12.20%
       29            4/25/02              10.30%                  72        11/25/05            11.81%
       30            5/25/02              10.68%                  73        12/25/05            12.20%
       31            6/25/02              10.37%                  74         1/25/06            11.81%
       32            7/25/02              10.75%                  75         2/25/06            11.81%
       33            8/25/02              10.44%                  76         3/25/06            13.07%
       34            9/25/02              10.48%                  77         4/25/06            11.81%
       35           10/25/02              12.17%                  78         5/25/06            12.20%
       36           11/25/02              11.82%                  79         6/25/06            11.81%
       37           12/25/02              12.61%                  80         7/25/06            12.20%
       38            1/25/03              11.88%                  81         8/25/06            11.80%
       39            2/25/03              11.83%                  82         9/25/06            11.80%
       40            3/25/03              13.09%                  83        10/25/06            12.20%
       41            4/25/03              11.83%                  84        11/25/06            11.80%
       42            5/25/03              12.22%                  85        12/25/06            12.20%
       43            6/25/03              11.82%
*Derived assuming six-month LIBOR and one-year CMT remain constant at 6.015% and
5.550%, respectively using 100% of the PPA.

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 10
--------------------------------------------------------------------------------

                                      CLASS A-2 AVAILABLE FUNDS CAP RATE*
    TO CALL (10%)
       PERIOD           DATE             AFC RATE                       PERIOD           DATE          AFC RATE
       ------           ----             --------                       ------           ----          --------

          1                 12/27/99              11.05%                         44         7/25/03           12.30%
          2                  1/25/00               8.94%                         45         8/25/03           11.91%
          3                  2/25/00               8.99%                         46         9/25/03           11.91%
          4                  3/25/00               9.64%                         47        10/25/03           12.30%
          5                  4/25/00               9.05%                         48        11/25/03           11.90%
          6                  5/25/00               9.38%                         49        12/25/03           12.30%
          7                  6/25/00               9.11%                         50         1/25/04           11.90%
          8                  7/25/00               9.45%                         51         2/25/04           11.90%
          9                  8/25/00               9.20%                         52         3/25/04           12.72%
         10                  9/25/00               9.24%                         53         4/25/04           11.90%
         11                 10/25/00               9.58%                         54         5/25/04           12.30%
         12                 11/25/00               9.31%                         55         6/25/04           11.90%
         13                 12/25/00               9.14%                         56         7/25/04           12.30%
         14                  1/25/01               8.89%                         57         8/25/04           11.90%
         15                  2/25/01               8.93%                         58         9/25/04           11.90%
         16                  3/25/01               9.94%                         59        10/25/04           12.30%
         17                  4/25/01               9.02%                         60        11/25/04           11.90%
         18                  5/25/01               9.37%                         61        12/25/04           12.30%
         19                  6/25/01               9.12%                         62         1/25/05           11.90%
         20                  7/25/01               9.47%                         63         2/25/05           11.90%
         21                  8/25/01               9.22%                         64         3/25/05           13.17%
         22                  9/25/01               9.95%                         65         4/25/05           11.90%
         23                 10/25/01              10.32%                         66         5/25/05           12.29%
         24                 11/25/01              10.02%                         67         6/25/05           11.90%
         25                 12/25/01              10.64%                         68         7/25/05           12.29%
         26                  1/25/02              10.33%                         69         8/25/05           11.90%
         27                  2/25/02              10.36%                         70         9/25/05           11.90%
         28                  3/25/02              11.50%                         71        10/25/05           12.29%
         29                  4/25/02              10.42%                         72        11/25/05           11.90%
         30                  5/25/02              10.80%                         73        12/25/05           12.29%
         31                  6/25/02              10.49%                         74         1/25/06           11.89%
         32                  7/25/02              10.87%                         75         2/25/06           11.89%
         33                  8/25/02              10.57%                         76         3/25/06           13.17%
         34                  9/25/02              10.60%                         77         4/25/06           11.89%
         35                 10/25/02              12.18%                         78         5/25/06           12.29%
         36                 11/25/02              11.83%                         79         6/25/06           11.89%
         37                 12/25/02              12.72%                         80         7/25/06           12.29%
         38                  1/25/03              11.98%                         81         8/25/06           11.89%
         39                  2/25/03              11.91%                         82         9/25/06           11.89%
         40                  3/25/03              13.18%                         83        10/25/06           12.29%
         41                  4/25/03              11.91%                         84        11/25/06           11.89%
         42                  5/25/03              12.30%                         85        12/25/06           12.29%
         43                  6/25/03              11.91%
*Derived assuming six-month LIBOR and one-year CMT remain constant at 6.015% and
5.550%, respectively using 100% of the PPA.

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 11
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP RATE*
   TO CALL (10%)
      PERIOD           DATE             AFC RATE                       PERIOD          DATE           AFC RATE
      ------           ----             --------                       ------          ----           --------

        1           12/27/99              11.02%                         44         7/25/03            14.68%
        2            1/25/00               8.92%                         45         8/25/03            14.21%
        3            2/25/00               8.95%                         46         9/25/03            14.21%
        4            3/25/00               9.60%                         47        10/25/03            15.38%
        5            4/25/00               9.02%                         48        11/25/03            14.89%
        6            5/25/00               9.35%                         49        12/25/03            15.57%
        7            6/25/00               9.08%                         50         1/25/04            15.06%
        8            7/25/00               9.42%                         51         2/25/04            15.06%
        9            8/25/00               9.15%                         52         3/25/04            16.10%
       10            9/25/00               9.19%                         53         4/25/04            15.51%
       11           10/25/00               9.53%                         54         5/25/04            16.03%
       12           11/25/00               9.26%                         55         6/25/04            15.63%
       13           12/25/00               9.09%                         56         7/25/04            16.15%
       14            1/25/01               8.84%                         57         8/25/04            15.63%
       15            2/25/01               8.88%                         58         9/25/04            15.62%
       16            3/25/01               9.88%                         59        10/25/04            16.14%
       17            4/25/01               8.97%                         60        11/25/04            15.62%
       18            5/25/01               9.32%                         61        12/25/04            16.14%
       19            6/25/01               9.07%                         62         1/25/05            15.62%
       20            7/25/01               9.43%                         63         2/25/05            15.62%
       21            8/25/01               9.18%                         64         3/25/05            17.29%
       22            9/25/01               9.24%                         65         4/25/05            15.61%
       23           10/25/01              10.34%                         66         5/25/05            16.13%
       24           11/25/01              10.04%                         67         6/25/05            15.61%
       25           12/25/01              10.60%                         68         7/25/05            16.13%
       26            1/25/02              10.29%                         69         8/25/05            15.61%
       27            2/25/02              10.32%                         70         9/25/05            15.61%
       28            3/25/02              11.47%                         71        10/25/05            16.12%
       29            4/25/02              10.76%                         72        11/25/05            15.60%
       30            5/25/02              11.16%                         73        12/25/05            16.12%
       31            6/25/02              10.93%                         74         1/25/06            15.60%
       32            7/25/02              11.33%                         75         2/25/06            15.60%
       33            8/25/02              11.01%                         76         3/25/06            17.27%
       34            9/25/02              11.05%                         77         4/25/06            15.60%
       35           10/25/02              13.31%                         78         5/25/06            16.11%
       36           11/25/02              12.92%                         79         6/25/06            15.59%
       37           12/25/02              13.89%                         80         7/25/06            16.11%
       38            1/25/03              13.09%                         81         8/25/06            15.59%
       39            2/25/03              13.03%                         82         9/25/06            15.59%
       40            3/25/03              14.43%                         83        10/25/06            16.11%
       41            4/25/03              13.96%                         84        11/25/06            15.59%
       42            5/25/03              14.43%                         85        12/25/06            16.10%
       43            6/25/03              14.21%
*Derived assuming six-month LIBOR and one-year CMT increase to a level beyond the highest maximum attainable rate on the underlying adjustable rate mortgage loans using 100% of the PPA.

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 12
--------------------------------------------------------------------------------

                                      CLASS A-2 AVAILABLE FUNDS CAP RATE*
    TO CALL (10%)
       PERIOD           DATE             AFC RATE                       PERIOD           DATE          AFC RATE
       ------           ----             --------                       ------           ----          --------

          1            12/27/99              11.05%                         44         7/25/03           15.10%
          2             1/25/00               8.94%                         45         8/25/03           14.62%
          3             2/25/00               8.99%                         46         9/25/03           14.62%
          4             3/25/00               9.64%                         47        10/25/03           15.78%
          5             4/25/00               9.05%                         48        11/25/03           15.27%
          6             5/25/00               9.38%                         49        12/25/03           16.03%
          7             6/25/00               9.11%                         50         1/25/04           15.51%
          8             7/25/00               9.45%                         51         2/25/04           15.51%
          9             8/25/00               9.21%                         52         3/25/04           16.58%
         10             9/25/00               9.24%                         53         4/25/04           15.95%
         11            10/25/00               9.58%                         54         5/25/04           16.48%
         12            11/25/00               9.31%                         55         6/25/04           16.11%
         13            12/25/00               9.14%                         56         7/25/04           16.64%
         14             1/25/01               8.89%                         57         8/25/04           16.11%
         15             2/25/01               8.95%                         58         9/25/04           16.10%
         16             3/25/01               9.96%                         59        10/25/04           16.64%
         17             4/25/01               9.04%                         60        11/25/04           16.10%
         18             5/25/01               9.39%                         61        12/25/04           16.64%
         19             6/25/01               9.14%                         62         1/25/05           16.10%
         20             7/25/01               9.50%                         63         2/25/05           16.10%
         21             8/25/01               9.27%                         64         3/25/05           17.82%
         22             9/25/01              10.07%                         65         4/25/05           16.10%
         23            10/25/01              10.44%                         66         5/25/05           16.63%
         24            11/25/01              10.13%                         67         6/25/05           16.10%
         25            12/25/01              10.79%                         68         7/25/05           16.63%
         26             1/25/02              10.47%                         69         8/25/05           16.09%
         27             2/25/02              10.51%                         70         9/25/05           16.09%
         28             3/25/02              12.09%                         71        10/25/05           16.63%
         29             4/25/02              10.96%                         72        11/25/05           16.09%
         30             5/25/02              11.36%                         73        12/25/05           16.63%
         31             6/25/02              11.17%                         74         1/25/06           16.09%
         32             7/25/02              11.58%                         75         2/25/06           16.09%
         33             8/25/02              11.25%                         76         3/25/06           17.81%
         34             9/25/02              11.68%                         77         4/25/06           16.09%
         35            10/25/02              13.50%                         78         5/25/06           16.62%
         36            11/25/02              13.11%                         79         6/25/06           16.09%
         37            12/25/02              14.27%                         80         7/25/06           16.62%
         38             1/25/03              13.45%                         81         8/25/06           16.08%
         39             2/25/03              13.37%                         82         9/25/06           16.08%
         40             3/25/03              15.08%                         83        10/25/06           16.62%
         41             4/25/03              14.28%                         84        11/25/06           16.08%
         42             5/25/03              14.75%                         85        12/25/06           16.62%
         43             6/25/03              14.61%
*Derived assuming six-month LIBOR and one-year CMT increase to a level beyond the highest maximum attainable rate on the underlying adjustable rate mortgage loans using 100% of the PPA.

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 13
--------------------------------------------------------------------------------

            Summary of Characteristics of the Group I Mortgage Loans


   Number of Mortgage Loans                                                          642

   Principal Balance
                Aggregate Principal Balance                               $69,955,390.15
                Average Principal Balance                                    $108,964.78
                Range of Principal Balances                   $15,194.43 - $239,769.12

   Coupon Rates
                Weighted Average Coupon Rate                                      9.871%
                Range of Coupon Rates                                   7.625% - 13.990%

   Remaining Term to Maturity
                Weighted Average Remaining Term to Maturity                342.65 months
                Range of Remaining Term to Maturity                     174 - 359 months

   Loan-to-Value Ratio
                Weighted Average Loan-to-Value Ratio                              78.53%
                Range of Loan-to-Value Ratios                            24.89% - 97.00%

   Percentage of First Lien Mortgage Loans                                       100.00%

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 14
--------------------------------------------------------------------------------

                      Summary of Characteristics of the Group II Mortgage Loans
Number of Mortgage Loans                                                                    279

Principal Balance
              Aggregate Principal Balance                                        $30,276,432.22
              Average Principal Balance                                             $108,517.68
              Range of Principal Balances                           $11,994.09 - $422,403.11

Coupon Rates
              Weighted Average Coupon Rate                                               9.870%
              Range of Coupon Rates                                            7.625% - 13.750%

Remaining Term to Maturity
              Weighted Average Remaining Term to Maturity                         346.71 months
              Range of Remaining Term to Maturity                              173 - 359 months

Loan-to-Value Ratio
              Weighted Average Loan-to-Value Ratio                                       77.56%
              Range of Loan-to-Value Ratios                                     11.03% - 96.50%

Percentage of First Lien Mortgage Loans                                                 100.00%

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 15
--------------------------------------------------------------------------------

                          Group I Adjustable Rate Loans

                                                                         All Adjustable Rate Loans
                                                                    ----------------------------------
Number of Group I Adjustable Rate Loans                                                  490

Percentage of All Group I Mortgage Loans                                              76.32%
(by number of loans)

Aggregate Principal Balance                                                   $58,072,273.11

Percentage of All Group I Mortgage Loans                                              83.01%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as of the Cut-Off Date

              Average                                                            $118,514.84
              Range                                                 $22,664.38 - $239,769.12

Coupon Rates

              Weighted Average                                                        9.715%
              Range                                                         7.625% - 12.990%

Remaining Term to Maturity
(in months)

              Weighted Average                                                        357.67
              Range                                                                317 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                                                        78.55%
              Range                                                          24.89% - 97.00%

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 16
--------------------------------------------------------------------------------

                            Group I Fixed Rate Loans

                                                                               All Fixed Rate Loans
                                                                         ----------------------------------

Number of Group I Fixed Rate Loans                                                         152

Percentage of All Group I Mortgage Loans                                                23.68%
(by number of loans)

Aggregate Principal Balance                                                     $11,883,117.04

Percentage of All Group I Mortgage Loans                                                16.99%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as of the Cut-Off Date

              Average                                                               $78,178.40
              Range                                                   $15,194.43 - $211,526.40

Coupon Rates

              Weighted Average                                                         10.632%
              Range                                                           8.990% - 13.990%

Remaining Term to Maturity
(in months)

              Weighted Average                                                          269.28
              Range                                                                  174 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                                                          78.40%
              Range                                                            30.68% - 90.00%


FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 17
--------------------------------------------------------------------------------

                 MORTGAGE RATES OF THE GROUP I FIXED RATE LOANS

                                                                                            Percentage of Group I
                                                                                             Fixed Rate Loans by
                                       Number of Fixed Rate                                       Aggregate
 Range of Mortgage Rates (%)                  Loans          Aggregate Principal Balance     Principal Balance
 ---------------------------                  -----          ---------------------------     -----------------
 8.501 -  9.000                                   2            $       156,469.59                   1.32 %
 9.001 -  9.500                                   8                    980,879.10                   8.25
 9.501 - 10.000                                  17                  1,629,696.34                  13.71
10.001 - 10.500                                  45                  3,868,576.05                  32.56
10.501 - 11.000                                  30                  2,065,667.90                  17.38
11.001 - 11.500                                  20                  1,345,955.80                  11.33
11.501 - 12.000                                  13                    841,908.23                   7.08
12.001 - 12.500                                   7                    347,712.58                   2.93
12.501 - 13.000                                   8                    549,037.84                   4.62
13.001 - 13.500                                   1                     51,788.80                   0.44
13.501 - 14.000                                   1                     45,424.81                   0.38
                                                  -                     ---------                   ----

Totals                                          152            $    11,883,117.04                 100.00 %
                                                ===                 =============                 ======

               PRINCIPAL BALANCES OF THE GROUP I FIXED RATE LOANS

                                                                                                Percentage of Group I
                                                                                                 Fixed Rate Loans by
                                       Number of Fixed Rate                                       Aggregate
Range of Principal Balances ($)                Loans          Aggregate Principal Balance     Principal Balance
-------------------------------                -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                          2            $        36,514.70                      0.31  %
 25,000.01 -  50,000.00                         40                  1,756,764.64                     14.78
 50,000.01 -  75,000.00                         49                  2,993,366.63                     25.19
 75,000.01 - 100,000.00                         32                  2,778,669.17                     23.38
100,000.01 - 125,000.00                          9                  1,015,714.46                      8.55
125,000.01 - 150,000.00                          7                    956,257.64                      8.05
150,000.01 - 175,000.00                          5                    794,907.75                      6.69
175,000.01 - 200,000.00                          5                    922,408.81                      7.76
200,000.01 - 225,000.00                          3                    628,513.24                      5.29
                                                 -                    ----------                      ----

Totals                                         152            $    11,883,117.04                    100.00 %
                                               ===                 =============                    ======

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 18
--------------------------------------------------------------------------------

           REMAINING TERMS TO MATURITY OF THE GROUP I FIXED RATE LOANS

                                                                                        Percentage of Group I
                                                                                         Fixed Rate Loans by
                                   Number of Fixed Rate                                       Aggregate
Remaining Term (months)                    Loans          Aggregate Principal Balance     Principal Balance
-----------------------                    -----          ---------------------------     -----------------
171 - 175                                     8            $       611,790.33                   5.15 %
176 - 180                                    73                  5,171,498.95                  43.52
236 - 240                                     2                     99,444.64                   0.84
351 - 355                                     8                    608,100.66                   5.12
356                                           3                    194,762.05                   1.64
357                                           6                    483,217.68                   4.07
358                                          30                  3,001,274.37                  25.26
359                                          22                  1,713,028.36                  14.42
                                             --                  ------------                  -----

Totals                                      152            $    11,883,117.04                 100.00 %
                                            ===                 =============                 ======

               MORTGAGE RATES OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                                 Percentage of Group I
                                                                                                 Adjustable Rate Loans
                                         Number of Adjustable                                    by Aggregate Principal
Range of Mortgage Rates (%)                   Rate Loans         Aggregate Principal Balance          Balance
---------------------------             ------------------      ---------------------------          -------
 7.501 -  8.000                                  3            $       270,959.62                        0.47 %
 8.001 -  8.500                                 82                 10,734,740.78                       18.49
 8.501 -  9.000                                 69                  8,146,470.09                       14.03
 9.001 -  9.500                                 62                  7,626,875.99                       13.13
 9.501 - 10.000                                 95                 11,603,139.19                       19.98
10.001 - 10.500                                 64                  7,932,577.08                       13.66
10.501 - 11.000                                 64                  6,598,119.16                       11.36
11.001 - 11.500                                 27                  2,645,193.84                        4.56
11.501 - 12.000                                 14                  1,369,797.45                        2.36
12.001 - 12.500                                  6                    603,699.59                        1.04
12.501 - 13.000                                  4                    540,700.32                        0.93
                                                 -                    ----------                        ----

Totals                                         490            $    58,072,273.11                      100.00 %
                                               ===                 =============                      ======

FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 19
--------------------------------------------------------------------------------

             PRINCIPAL BALANCES OF THE GROUP I ADJUSTABLE RATE LOANS


                                                                                              Percentage of Group I
                                                                                              Adjustable Rate Loans
                                      Number of Adjustable                                      by Aggregate
   Range of Principal Balances ($)          Rate Loans         Aggregate Principal Balance     Principal Balance
   -------------------------------      -----------------    ---------------------------     -----------------
 15,000.01  - 25,000.00                        3            $        71,997.12                   0.12 %
 25,000.01 -  50,000.00                       22                    753,516.80                   1.30
 50,000.01 -  75,000.00                       47                  3,252,155.62                   5.60
 75,000.01 - 100,000.00                      136                 12,087,368.93                  20.81
100,000.01 - 125,000.00                      102                 11,543,044.07                  19.88
125,000.01 - 150,000.00                       61                  8,426,088.91                  14.51
150,000.01 - 175,000.00                       53                  8,546,870.98                  14.72
175,000.01 - 200,000.00                       34                  6,337,177.77                  10.91
200,000.01 - 225,000.00                       22                  4,727,173.96                   8.14
225,000.01 - 250,000.00                       10                  2,326,878.95                   4.01
                                              --                  ------------                   ----

Totals                                       490            $    58,072,273.11                 100.00 %
                                             ===                 =============                 ======


--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 20
--------------------------------------------------------------------------------

        REMAINING TERMS TO MATURITY OF THE GROUP I ADJUSTABLE RATE LOANS


                                                                                             Percentage of Group I
                                                                                             Adjustable Rate Loans
                                        Number of Adjustable                                      by Aggregate
 Remaining Term (months)                      Rate Loans        Aggregate Principal Balance     Principal Balance
 -----------------------             ---------------------     ---------------------------     -----------------
316 - 320                                      1            $        92,876.11                         0.16 %
321 - 325                                      1                     95,858.30                         0.17
326 - 330                                      1                     82,225.21                         0.14
341 - 345                                      2                    163,233.16                         0.28
351 - 355                                     40                  4,197,940.28                         7.23
356                                           29                  3,278,287.53                         5.65
357                                           38                  4,914,986.95                         8.46
358                                          205                 25,178,331.03                        43.36
359                                          173                 20,068,534.54                        34.56
                                             ---                 -------------                        -----

Totals                                       490            $    58,072,273.11                       100.00 %
                                             ===                 =============                       ======

               GROSS MARGINS OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                                Percentage of Group I
                                                                                                Adjustable Rate Loans
                                       Number of Adjustable                                      by Aggregate
  Range of Gross Margins (%)                Rate Loans        Aggregate Principal Balance     Principal Balance
  --------------------------           -----------------      ---------------------------     -----------------
 2.501 -  3.000                               3            $       270,959.62                         0.47 %
 5.001 -  5.500                               2                    255,808.74                         0.44
 5.501 -  6.000                             152                 19,208,445.75                        33.08
 6.001 -  6.500                             104                 12,328,877.56                        21.23
 6.501 -  7.000                             146                 17,028,894.39                        29.32
 7.001 -  7.500                              59                  6,469,919.04                        11.14
 7.501 -  8.000                              21                  2,224,723.38                         3.83
 8.001 -  8.500                               3                    284,644.63                         0.49
                                              -                    ----------                         ----

Totals                                      490            $    58,072,273.11                       100.00 %
                                            ===                 =============                       ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 21
--------------------------------------------------------------------------------

               MAXIMUM RATES OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                               Percentage of Group I
                                                                                               Adjustable Rate Loans by
                                         Number of Adjustable                                        Aggregate
Range of Maximum Rates (%)                    Rate Loans        Aggregate Principal Balance      Principal Balance
--------------------------              --------------------    ---------------------------      -----------------
10.501 - 11.000                                   1            $        92,876.11                         0.16 %
11.001 - 11.500                                   1                     82,225.21                         0.14
11.501 - 12.000                                   1                     95,858.30                         0.17
15.001 - 15.500                                  82                 10,734,740.78                        18.49
15.501 - 16.000                                  69                  8,146,470.09                        14.03
16.001 - 16.500                                  62                  7,626,875.99                        13.13
16.501 - 17.000                                  95                 11,603,139.19                        19.98
17.001 - 17.500                                  64                  7,932,577.08                        13.66
17.501 - 18.000                                  64                  6,598,119.16                        11.36
18.001 - 18.500                                  27                  2,645,193.84                         4.56
18.501 - 19.000                                  14                  1,369,797.45                         2.36
19.001 - 19.500                                   6                    603,699.59                         1.04
19.501 - 20.000                                   4                    540,700.32                         0.93
                                                  -                    ----------                         ----

Totals                                          490            $    58,072,273.11                       100.00 %
                                                ===                 =============                       ======

               MINIMUM RATES OF THE GROUP I ADJUSTABLE RATE LOANS
                                                                                                 Percentage of Group I
                                                                                                 Adjustable Rate Loans by
                                          Number of Adjustable                                        Aggregate
 Range of Minimum Rates (%)                    Rate Loans       Aggregate Principal Balance       Principal Balance
 --------------------------               ---------------       ---------------------------       -----------------
 5.501 -  6.000                                 1            $        92,876.11                         0.16 %
 6.001 -  6.500                                 1                     82,225.21                         0.14
 6.501 -  7.000                                 1                     95,858.30                         0.17
 8.001 -  8.500                                82                 10,734,740.78                        18.49
 8.501 -  9.000                                69                  8,146,470.09                        14.03
 9.001 -  9.500                                62                  7,626,875.99                        13.13
 9.501 - 10.000                                95                 11,603,139.19                        19.98
10.001 - 10.500                                64                  7,932,577.08                        13.66
10.501 - 11.000                                64                  6,598,119.16                        11.36
11.001 - 11.500                                27                  2,645,193.84                         4.56
11.501 - 12.000                                14                  1,369,797.45                         2.36
12.001 - 12.500                                 6                    603,699.59                         1.04
12.501 - 13.000                                 4                    540,700.32                         0.93
                                                -                    ----------                         ----

Totals                                        490            $    58,072,273.11                       100.00 %
                                              ===                 =============                       ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 22
--------------------------------------------------------------------------------

       NEXT INTEREST ADJUSTMENT DATE OF THE GROUP I ADJUSTABLE RATE LOANS


                                                                                         Percentage of Group I
                                                                                         Adjustable Rate Loans
                                   Number of Adjustable                                      by Aggregate
        Next Adjustment Date            Rate Loans        Aggregate Principal Balance     Principal Balance
        --------------------     -------------------      ---------------------------     -----------------
            10/01/99                   1            $         95,858.30                        0.17 %
            11/01/99                   1                     184,616.32                        0.32
            12/01/99                   1                      77,959.70                        0.13
            02/01/00                   1                      82,225.21                        0.14
            04/01/00                   1                      65,162.49                        0.11
            07/01/00                   2                     211,427.72                        0.36
            08/01/00                   1                      44,681.55                        0.08
            05/01/01                   4                     453,323.98                        0.78
            06/01/01                   3                     433,485.12                        0.75
            07/01/01                  12                   1,276,416.48                        2.20
            08/01/01                  18                   2,387,351.39                        4.11
            09/01/01                  83                  10,591,918.70                       18.24
            10/01/01                  44                   5,146,182.33                        8.86
            03/01/02                   2                     240,939.33                        0.41
            05/01/02                  19                   1,837,308.45                        3.16
            06/01/02                  10                     970,307.38                        1.67
            07/01/02                  17                   2,001,871.05                        3.45
            08/01/02                  21                   2,634,133.01                        4.54
            09/01/02                 121                  14,479,914.88                       24.93
            10/01/02                 128                  14,857,189.72                       25.58
                                     ---                --------------                        -----

Totals                               490             $    58,072,273.11                      100.00 %
                                     ===                  =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 23
--------------------------------------------------------------------------------

                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

                                                                                        Percentage of Group I
                                                                                            Mortgage Loans
                                    Number of Mortgage                                       by Aggregate
 Range of Mortgage Rates (%)               Loans          Aggregate Principal Balance     Principal Balance
 ---------------------------               -----          ---------------------------     -----------------
 7.501 -  8.000                               3            $       270,959.62                         0.39 %
 8.001 -  8.500                              82                 10,734,740.78                        15.35
 8.501 -  9.000                              71                  8,302,939.68                        11.87
 9.001 -  9.500                              70                  8,607,755.09                        12.30
 9.501 - 10.000                             112                 13,232,835.53                        18.92
10.001 - 10.500                             109                 11,801,153.13                        16.87
10.501 - 11.000                              94                  8,663,787.06                        12.38
11.001 - 11.500                              47                  3,991,149.64                         5.71
11.501 - 12.000                              27                  2,211,705.68                         3.16
12.001 - 12.500                              13                    951,412.17                         1.36
12.501 - 13.000                              12                  1,089,738.16                         1.56
13.001 - 13.500                               1                     51,788.80                         0.07
13.501 - 14.000                               1                     45,424.81                         0.06
                                              -                     ---------                         ----

Totals                                      642            $    69,955,390.15                       100.00 %
                                            ===                 =============                       ======

                                  PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS

                                                                                                 Percentage of Group I
                                                                                                    Mortgage Loans
                                           Number of Mortgage                                      by Aggregate
 Range of Principal Balances ($)                  Loans          Aggregate Principal Balance     Principal Balance
 -------------------------------                  -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                               5            $       108,511.82                        0.16 %
 25,000.01 -  50,000.00                              62                  2,510,281.44                        3.59
 50,000.01 -  75,000.00                              96                  6,245,522.25                        8.93
 75,000.01 - 100,000.00                             168                 14,866,038.10                       21.25
100,000.01 - 125,000.00                             111                 12,558,758.53                       17.95
125,000.01 - 150,000.00                              68                  9,382,346.55                       13.41
150,000.01 - 175,000.00                              58                  9,341,778.73                       13.35
175,000.01 - 200,000.00                              39                  7,259,586.58                       10.38
200,000.01 - 225,000.00                              25                  5,355,687.20                        7.66
225,000.01 - 250,000.00                              10                  2,326,878.95                        3.33
                                                     --                  ------------                        ----

Totals                                              642            $    69,955,390.15                      100.00 %
                                                    ===                 =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 24
--------------------------------------------------------------------------------

               RISK CLASSIFICATIONS OF THE GROUP I MORTGAGE LOANS

                                                                                             Percentage of Group I
                                                                                                Mortgage Loans
                                         Number of Mortgage                                       by Aggregate
         Risk Classification                    Loans          Aggregate Principal Balance     Principal Balance
         -------------------                    -----          ---------------------------     -----------------
A                                                 326            $    38,244,106.93                       54.67 %
A-                                                135                 15,289,602.15                       21.86
B                                                 115                 10,831,270.55                       15.48
C                                                  57                  4,626,017.14                        6.61
C-                                                  7                    715,280.18                        1.02
D                                                   2                    249,113.20                        0.36
                                                    -                    ----------                        ----

Totals                                            642            $    69,955,390.15                      100.00 %
                                                  ===                 =============                      ======
               LOAN TO VALUE RATIOS OF THE GROUP I MORTGAGE LOANS

                                                                                             Percentage of Group I
                                                                                                Mortgage Loans
 Range of Loan-to-Value                  Number of Mortgage                                       by Aggregate
 Ratios at Origination                          Loans          Aggregate Principal Balance     Principal Balance
 ----------------------                         -----          ---------------------------     -----------------
 20.01 -  25.00                                     2            $         84,551.72                       0.12 %
 30.01 -  35.00                                     3                     160,855.63                       0.23
 40.01 -  45.00                                     1                      50,518.31                       0.07
 45.01 -  50.00                                     3                     165,751.09                       0.24
 50.01 -  55.00                                     8                     738,631.52                       1.06
 55.01 -  60.00                                    11                   1,087,264.64                       1.55
 60.01 -  65.00                                    24                   1,962,877.76                       2.81
 65.01 -  70.00                                    46                   4,405,805.45                       6.30
 70.01 -  75.00                                   194                  22,255,501.72                      31.81
 75.01 -  80.00                                   167                  17,893,334.66                      25.58
 80.01 -  85.00                                   101                  11,110,736.26                      15.88
 85.01 -  90.00                                    79                   9,768,601.77                      13.96
 95.01 - 100.00                                     3                     270,959.62                       0.39
                                                    -               ----------------                       ----

Totals                                            642             $    69,955,390.15                     100.00 %
                                                  ===                  =============                     ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 25
--------------------------------------------------------------------------------

            REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS

                                                                                            Percentage of Group I
                                                                                               Mortgage Loans
                                        Number of Mortgage                                       by Aggregate
Remaining Term (months)                        Loans          Aggregate Principal Balance     Principal Balance
-----------------------                        -----          ---------------------------     -----------------
171 - 175                                         8            $       611,790.33                        0.87 %
176 - 180                                        73                  5,171,498.95                        7.39
236 - 240                                         2                     99,444.64                        0.14
316 - 320                                         1                     92,876.11                        0.13
321 - 325                                         1                     95,858.30                        0.14
326 - 330                                         1                     82,225.21                        0.12
341 - 345                                         2                    163,233.16                        0.23
351 - 355                                        48                  4,806,040.94                        6.87
356                                              32                  3,473,049.58                        4.96
357                                              44                  5,398,204.63                        7.72
358                                             235                 28,179,605.40                       40.28
359                                             195                 21,781,562.90                       31.14
                                                ---                 -------------                       -----

Totals                                          642            $    69,955,390.15                      100.00 %
                                                ===                 =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 26
--------------------------------------------------------------------------------

 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                                     Percentage of Group I
                                                                                        Mortgage Loans
                                 Number of Mortgage                                       by Aggregate
  State                                 Loans          Aggregate Principal Balance     Principal Balance
  -----                                 -----          ---------------------------     -----------------
Alabama                                    10            $       724,345.92                        1.04 %
Arizona                                    45                  4,869,085.02                        6.96
California                                 99                 15,133,714.58                       21.63
Colorado                                   39                  4,725,220.61                        6.75
Connecticut                                 1                    114,619.23                        0.16
Delaware                                    2                    168,305.52                        0.24
District of Columbia                        1                     76,433.82                        0.11
Florida                                    18                  1,544,647.64                        2.21
Georgia                                    11                    984,691.62                        1.41
Idaho                                       5                    351,797.51                        0.50
Illinois                                   41                  4,627,517.21                        6.61
Indiana                                     9                    634,207.36                        0.91
Kansas                                      1                     79,738.70                        0.11
Kentucky                                    5                    405,571.60                        0.58
Louisiana                                   1                     36,691.71                        0.05
Maryland                                   15                  1,684,354.94                        2.41
Massachusetts                               1                    221,882.52                        0.32
Michigan                                   14                  1,114,475.10                        1.59
Minnesota                                   7                    679,038.69                        0.97
Missouri                                    9                    542,380.58                        0.78
New Hampshire                               1                     39,987.21                        0.06
New Mexico                                 22                  1,885,088.83                        2.69
New York                                    7                    459,789.07                        0.66
North Carolina                             15                  1,592,841.04                        2.28
Ohio                                       40                  2,999,095.80                        4.29
Oklahoma                                    1                     31,480.92                        0.05
Oregon                                     96                 10,853,292.64                       15.51
Pennsylvania                               23                  1,660,663.78                        2.37
South Carolina                              5                    351,652.75                        0.50
South Dakota                                1                     94,776.29                        0.14
Tennessee                                  14                  1,185,562.01                        1.69
Texas                                       3                    367,349.48                        0.53
Utah                                       11                  1,388,372.05                        1.98
Virginia                                    5                    744,478.31                        1.06
Washington                                 56                  6,827,718.38                        9.76
West Virginia                               3                    137,701.24                        0.20
Wisconsin                                   3                    364,195.66                        0.52
Wyoming                                     2                    252,624.81                        0.36
                                            -                    ----------                        ----
Totals                                    642            $    69,955,390.15                      100.00 %
                                          ===                 =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 27
--------------------------------------------------------------------------------

 NUMBER OF MONTHS ELAPSED FROM THE DATE OF ORIGINATION OF THE GROUP I MORTGAGE LOANS

                                                                                 Percentage of Group I
                                                                                    Mortgage Loans
                             Number of Mortgage                                       by Aggregate
  Range of Months                   Loans          Aggregate Principal Balance     Principal Balance
  ---------------                   -----          ---------------------------     -----------------
  0                                  169            $    17,910,447.32                   25.60 %
  1                                  281                 31,947,904.66                   45.67
  2                                   81                  8,977,854.67                   12.83
  3                                   39                  4,279,422.60                    6.12
  4                                   28                  2,401,356.14                    3.43
  5 -  12                             39                  4,004,211.98                    5.72
 13 -  24                              2                    163,233.16                    0.23
 25 -  48                              3                    270,959.62                    0.39
                                       -                    ----------                    ----

Totals                               642            $    69,955,390.15                  100.00 %
                                     ===                 =============                  ======

   OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                                          Percentage of Group I
                                                                                             Mortgage Loans
                                  Number of Mortgage                                       by Aggregate
 Occupancy Status                        Loans          Aggregate Principal Balance     Principal Balance
 ----------------                        -----          ---------------------------     -----------------
Investment                                 36            $     2,764,185.96                   3.95 %
Owner Occupied                            598                 66,464,816.31                  95.01
Second Home                                 8                    726,387.88                   1.04
                                            -                    ----------                   ----

Totals                                    642            $    69,955,390.15                 100.00 %
                                          ===                 =============                 ======

           TYPES OF MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                                        Percentage of Group I
                                                                                           Mortgage Loans
                                    Number of Mortgage                                       by Aggregate
 Property Type                             Loans          Aggregate Principal Balance     Principal Balance
 -------------                             -----          ---------------------------     -----------------
Multi-Family Home                             28            $     3,106,810.42                  4.44 %
Condominium                                   12                  1,187,900.64                  1.70
Manufactured Homes                            25                  2,049,385.69                  2.93
Single Family Home                           577                 63,611,293.40                 90.93
                                             ---                 -------------                 -----

Totals                                       642            $    69,955,390.15                100.00 %
                                             ===                 =============                ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 28
--------------------------------------------------------------------------------

                  USE OF PROCEEDS OF THE GROUP I MORTGAGE LOANS

                                                                                         Percentage of Group I
                                                                                            Mortgage Loans
                                     Number of Mortgage                                       by Aggregate
 Use of Proceeds                            Loans          Aggregate Principal Balance     Principal Balance
 ---------------                            -----          ---------------------------     -----------------
Purchase                                      321            $    37,478,617.02                   53.58 %
Refinance Cash Out                            212                 21,816,604.40                   31.19
Refinance Rate/Term                           109                 10,660,168.73                   15.24
                                              ---                 -------------                   -----

Totals                                        642            $    69,955,390.15                  100.00 %
                                              ===                 =============                  ======

              PROGRAM CLASSIFICATIONS OF THE GROUP I MORTGAGE LOANS

                                                                                        Percentage of Group I
                                                                                           Mortgage Loans
                                    Number of Mortgage                                       by Aggregate
 Documentation                             Loans          Aggregate Principal Balance     Principal Balance
 -------------                             -----          ---------------------------     -----------------
Full                                       512            $    56,209,241.71                     80.35 %
Alternate                                   23                  2,679,880.54                      3.83
Income Verified/No Assets Verified           4                    430,885.97                      0.62
No Income Verification                     107                11,066,267.90                      15.82
                                           ---                --------------                     -----

Totals                                     642            $    69,955,390.15                    100.00 %
                                           ===                 =============                    ======

                             PREPAYMENT PENALTIES WITH RESPECT TO THE GROUP I MORTGAGE LOANS

                                                                                                   Percentage of Group I
                                                                                              Mortgage Loans
                                       Number of Mortgage                                       by Aggregate
 Prepayment Penalty                           Loans          Aggregate Principal Balance     Principal Balance
 ------------------                           -----          ---------------------------     -----------------
1 Year                                          13            $     1,400,230.17                    2.00 %
2 Year                                         109                 14,621,850.36                   20.90
3 Year                                         501                 52,510,583.73                   75.06
5 Year                                           8                    769,816.10                    1.10
None                                            11                    652,909.79                    0.93
                                                --                    ----------                    ----

Totals                                         642            $    69,955,390.15                  100.00 %
                                               ===                 =============                  ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 29
--------------------------------------------------------------------------------

                         Group II Adjustable Rate Loans

                                                                               All Adjustable Rate Loans
                                                                           ----------------------------------
Number of Group II Adjustable Rate Loans                                                        215

Percentage of All Group II Mortgage Loans                                                    77.06%
(by number of loans)

Aggregate Principal Balance                                                          $26,794,389.88

Percentage of All Group II Mortgage Loans                                                    88.50%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as of the Cut-Off Date

              Average                                                                   $124,625.07
              Range                                                        $11,994.09 - $422,403.11

Coupon Rates

              Weighted Average                                                               9.870%
              Range                                                                7.625% - 13.750%

Remaining Term to Maturity
(in months)

              Weighted Average                                                               357.27
              Range                                                                       317 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                                                               78.38%
              Range                                                                 36.81% - 96.50%

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 30
--------------------------------------------------------------------------------

                            Group II Fixed Rate Loans

                                                                                    All Fixed Rate Loans
                                                                              ----------------------------------
Number of Group II Fixed Rate Loans                                                              64

Percentage of All Group II Mortgage Loans                                                    22.94%
(by number of loans)

Aggregate Principal Balance                                                           $3,482,042.34

Percentage of All Group II Mortgage Loans                                                    11.50%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as of the Cut-Off Date

              Average                                                                    $54,406.91
              Range                                                        $16,916.67 - $243,565.63

Coupon Rates

              Weighted Average                                                               9.869%
              Range                                                                8.250% - 12.875%

Remaining Term to Maturity
(in months)

              Weighted Average                                                               265.48
              Range                                                                       173 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                                                               71.20%
              Range                                                                 11.03% - 85.00%

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 31
--------------------------------------------------------------------------------

                 MORTGAGE RATES OF THE GROUP II FIXED RATE LOANS

                                                                                              Percentage of Group II
                                                                                                Fixed Rate Loans by
                                          Number of Fixed Rate                                       Aggregate
 Range of Mortgage Rates (%)                      Loans          Aggregate Principal Balance     Principal Balance
 ---------------------------                      -----          ---------------------------     -----------------

 8.001 -  8.500                                     1            $          43,153.81                      1.24 %
 8.501 -  9.000                                     8                      625,895.67                     17.97
 9.001 -  9.500                                    12                      729,338.71                     20.95
 9.501 - 10.000                                    20                    1,146,818.35                     32.94
10.001 - 10.500                                     4                      106,924.97                      3.07
10.501 - 11.000                                     6                      423,967.27                     12.18
11.001 - 11.500                                     5                      160,093.45                      4.60
11.501 - 12.000                                     4                      131,180.53                      3.77
12.001 - 12.500                                     3                       86,083.13                      2.47
12.501 - 13.000                                     1                     28,586.45                        0.82
                                                    -              -----------------                       ----

Totals                                             64            $      3,482,042.34                     100.00 %
                                                   ==                   ============                     ======

                                 PRINCIPAL BALANCES OF THE GROUP II FIXED RATE LOANS

                                                                                                Percentage of Group II
                                                                                                  Fixed Rate Loans by
                                            Number of Fixed Rate                                       Aggregate
 Range of Principal Balances ($)                    Loans          Aggregate Principal Balance     Principal Balance
 -------------------------------                    -----          ---------------------------     -----------------
S>
 15,000.01  - 25,000.00                              4            $          82,110.69                   2.36 %
 25,000.01 -  50,000.00                             39                    1,402,328.92                  40.27
 50,000.01 -  75,000.00                             12                      755,371.15                  21.69
 75,000.01 - 100,000.00                              2                      171,080.05                   4.91
100,000.01 - 125,000.00                              3                      327,671.99                   9.41
125,000.01 - 150,000.00                              1                      130,353.14                   3.74
175,000.01 - 200,000.00                              2                      369,560.77                  10.61
225,000.01 - 250,000.00                              1                    243,565.63                     6.99
                                                     -              -----------------                    ----

Totals                                              64            $      3,482,042.34                  100.00 %
                                                    ==                   ============                  ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 32
--------------------------------------------------------------------------------

                            REMAINING TERMS TO MATURITY OF THE GROUP II FIXED RATE LOANS

                                                                                      Percentage of Group II
                                                                                        Fixed Rate Loans by
                                  Number of Fixed Rate                                       Aggregate
 Remaining Term (months)                  Loans          Aggregate Principal Balance     Principal Balance
 -----------------------                  -----          ---------------------------     -----------------

171 - 175                                   3            $          94,632.97                      2.72 %
176 - 180                                  34                    1,673,287.94                     48.05
236 - 240                                   1                       34,453.82                      0.99
351 - 355                                   3                      143,068.64                      4.11
356                                         2                       71,551.00                      2.05
357                                         1                       33,769.85                      0.97
358                                         9                      722,538.83                     20.75
359                                        11                    708,739.29                       20.35
                                           --              -----------------                      -----

Totals                                     64            $      3,482,042.34                     100.00 %
                                           ==                   ============                     ======

                                MORTGAGE RATES OF THE GROUP II ADJUSTABLE RATE LOANS
                                                                                               Percentage of Group II
                                                                                          Adjustable Rate Loans
                                      Number of Adjustable                                by Aggregate Principal
  Range of Mortgage Rates (%)              Rate Loans        Aggregate Principal Balance          Balance
  ---------------------------                                ---------------------------          -------

 7.501 -  8.000                               1            $         66,059.14                       0.25 %
 8.001 -  8.500                              24                   4,079,849.60                      15.23
 8.501 -  9.000                              17                   2,995,474.52                      11.18
 9.001 -  9.500                              21                   3,737,237.01                      13.95
 9.501 - 10.000                              41                   5,893,013.56                      21.99
10.001 - 10.500                              34                   3,867,792.08                      14.44
10.501 - 11.000                              31                   2,991,156.58                      11.16
11.001 - 11.500                              23                   1,528,172.72                       5.70
11.501 - 12.000                              12                     844,031.12                       3.15
12.001 - 12.500                               4                     227,021.61                       0.85
12.501 - 13.000                               3                     171,350.68                       0.64
13.001 - 13.500                               1                     241,400.84                       0.90
13.501 - 14.000                               3                     151,830.42                       0.57
                                              -                ----------------                      ----

Totals                                      215            $    26,794,389.88                      100.00 %
                                            ===                 =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 33
--------------------------------------------------------------------------------

            PRINCIPAL BALANCES OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                                   Percentage of Group II
                                                                                                   Adjustable Rate Loans
                                              Number of Adjustable                                      by Aggregate
   Range of Principal Balances ($)                  Rate Loans       Aggregate Principal Balance     Principal Balance
   -------------------------------            -----------------      ---------------------------     -----------------
    0.01 - 15,000.00                               1            $         11,994.09                        0.04 %
 25,000.01 -  50,000.00                           47                   2,023,587.37                        7.55
 50,000.01 -  75,000.00                           99                   5,994,542.24                       22.37
100,000.01 - 125,000.00                            5                     535,371.15                        2.00
200,000.01 - 225,000.00                            3                     645,849.80                        2.41
225,000.01 - 250,000.00                           16                   3,824,898.76                       14.27
250,000.01 - 275,000.00                           13                   3,354,484.58                       12.52
275,000.01 - 300,000.00                           11                   3,170,878.75                       11.83
300,000.01 - 325,000.00                            4                   1,254,549.28                        4.68
325,000.01 - 350,000.00                            4                   1,377,465.90                        5.14
350,000.01 - 375,000.00                            6                   2,177,487.22                        8.13
375,000.01 - 400,000.00                            4                   1,591,897.22                        5.94
400,000.01 - 425,000.00                            2                   831,383.52                          3.10
                                                   -              ----------------                         ----

Totals                                           215            $    26,794,389.88                       100.00 %
                                                 ===                 =============                       ======

    REMAINING TERMS TO MATURITY OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS


                                                                                                   Percentage of Group II
                                              Number of Adjustable                                 Adjustable Rate Loans
                                                    Rate Loans                                          by Aggregate
       Remaining Term (months)                                       Aggregate Principal Balance     Principal Balance
       -----------------------                                       ---------------------------     -----------------
316 - 320                                                 1            $         66,059.14                        0.25 %
346 - 350                                                 3                     791,121.31                        2.95
351 - 355                                                27                   3,163,968.65                       11.81
356                                                      12                   1,546,030.35                        5.77
357                                                      22                   3,387,565.07                       12.64
358                                                      76                   9,006,337.71                       33.61
359                                                      74                 8,833,307.65                         32.97
                                                         --              -- -------------                        -----

Totals                                                  215            $    26,794,389.88                       100.00 %
                                                        ===                 =============                       ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 34
--------------------------------------------------------------------------------

                                 GROSS MARGINS OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                               Percentage of Group II
                                                                                               Adjustable Rate Loans
                                          Number of Adjustable                                      by Aggregate
 Range of Gross Margins (%)                    Rate Loans        Aggregate Principal Balance     Principal Balance
 --------------------------              ------------------      ---------------------------     -----------------
 2.501 -  3.000                                    1            $         66,059.14                        0.25 %
 5.001 -  5.500                                    4                     432,489.29                        1.61
 5.501 -  6.000                                   50                   8,084,375.54                       30.17
 6.001 -  6.500                                   38                   4,781,427.02                       17.84
 6.501 -  7.000                                   78                   9,207,922.43                       34.37
 7.001 -  7.500                                   19                   2,302,222.39                        8.59
 7.501 -  8.000                                   23                   1,809,063.02                        6.75
 8.001 -  8.500                                    2                   110,831.05                          0.41
                                                   -              ----------------                         ----

Totals                                           215            $    26,794,389.88                       100.00 %
                                                 ===                 =============                       ======

               MAXIMUM RATES OF THE GROUP II ADJUSTABLE RATE LOANS


                                                                                              Percentage of Group II
                                                                                              Adjustable Rate Loans by
                                         Number of Adjustable                                        Aggregate
Range of Maximum Rates (%)                    Rate Loans        Aggregate Principal Balance      Principal Balance
--------------------------             -----------------        ---------------------------      -----------------
10.001 - 10.500                               1            $         66,059.14                        0.25 %
15.001 - 15.500                              24                   4,079,849.60                       15.23
15.501 - 16.000                              17                   2,995,474.52                       11.18
16.001 - 16.500                              21                   3,737,237.01                       13.95
16.501 - 17.000                              41                   5,893,013.56                       21.99
17.001 - 17.500                              34                   3,867,792.08                       14.44
17.501 - 18.000                              31                   2,991,156.58                       11.16
18.001 - 18.500                              23                   1,528,172.72                        5.70
18.501 - 19.000                              12                     844,031.12                        3.15
19.001 - 19.500                               4                     227,021.61                        0.85
19.501 - 20.000                               3                     171,350.68                        0.64
20.001 - 20.500                               1                     241,400.84                        0.90
20.501 - 21.000                               3                     151,830.42                        0.57
                                              -                ----------------                       ----

Totals                                      215            $    26,794,389.88                       100.00 %
                                            ===                 =============                       ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 35
--------------------------------------------------------------------------------

               MINIMUM RATES OF THE GROUP II ADJUSTABLE RATE LOANS
                                                                                              Percentage of Group II
                                                                                             Adjustable Rate Loans by
                                         Number of Adjustable                                        Aggregate
Range of Minimum Rates (%)                    Rate Loans       Aggregate Principal Balance       Principal Balance
--------------------------                ---------------      ---------------------------       -----------------
 5.001 -  5.500                                 1            $         66,059.14                        0.25 %
 8.001 -  8.500                                24                   4,079,849.60                       15.23
 8.501 -  9.000                                17                   2,995,474.52                       11.18
 9.001 -  9.500                                21                   3,737,237.01                       13.95
 9.501 - 10.000                                41                   5,893,013.56                       21.99
10.001 - 10.500                                34                   3,867,792.08                       14.44
10.501 - 11.000                                31                   2,991,156.58                       11.16
11.001 - 11.500                                23                   1,528,172.72                        5.70
11.501 - 12.000                                12                     844,031.12                        3.15
12.001 - 12.500                                 4                     227,021.61                        0.85
12.501 - 13.000                                 3                     171,350.68                        0.64
13.001 - 13.500                                 1                     241,400.84                        0.90
13.501 - 14.000                                 3                     151,830.42                        0.57
                                                -                ----------------                       ----
Totals                                        215            $    26,794,389.88                       100.00 %
                                              ===                 =============                       ======


                         NEXT INTEREST ADJUSTMENT DATE OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                            Percentage of Group II
                                                                                             Adjustable Rate Loans
                                      Number of Adjustable                                      by Aggregate
        Next Adjustment Date               Rate Loans        Aggregate Principal Balance     Principal Balance
        --------------------         ------------------      ---------------------------     -----------------
                01/01/00                          1            $        354,828.42                  1.32 %
                02/01/00                          2                     321,533.41                  1.20
                07/01/00                          1                      66,059.14                  0.25
                09/01/00                          2                     440,831.95                  1.65
                05/01/01                          4                     207,015.93                  0.77
                06/01/01                          2                     369,760.75                  1.38
                07/01/01                          4                     638,803.42                  2.38
                08/01/01                          9                   1,923,235.37                  7.18
                09/01/01                         25                   4,117,842.18                 15.37
                10/01/01                         19                   1,738,253.92                  6.49
                01/01/02                          1                     350,289.36                  1.31
                05/01/02                         11                   1,398,879.28                  5.22
                06/01/02                         10                   1,188,312.69                  4.43
                07/01/02                          7                     552,398.51                  2.06
                08/01/02                         11                   1,142,796.29                  4.27
                09/01/02                         51                   4,888,495.53                 18.24
                10/01/02                         55                   7,095,053.73                 26.48
                                                 --                  -------------                  -----

Totals                                          215            $    26,794,389.88                 100.00 %
                                                ===                 =============                 ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 36
--------------------------------------------------------------------------------

                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

                                                                                                Percentage of Group II
                                                                                                    Mortgage Loans
                                          Number of Mortgage                                         by Aggregate
Range of Mortgage Rates (%)                      Loans           Aggregate Principal Balance      Principal Balance
---------------------------                      -----           ---------------------------      -----------------
 7.501 -  8.000                                     1            $          66,059.14                        0.22 %
 8.001 -  8.500                                    25                    4,123,003.41                       13.62
 8.501 -  9.000                                    25                    3,621,370.19                       11.96
 9.001 -  9.500                                    33                    4,466,575.72                       14.75
 9.501 - 10.000                                    61                    7,039,831.91                       23.25
10.001 - 10.500                                    38                    3,974,717.05                       13.13
10.501 - 11.000                                    37                    3,415,123.85                       11.28
11.001 - 11.500                                    28                    1,688,266.17                        5.58
11.501 - 12.000                                    16                      975,211.65                        3.22
12.001 - 12.500                                     7                      313,104.74                        1.03
12.501 - 13.000                                     4                      199,937.13                        0.66
13.001 - 13.500                                     1                      241,400.84                        0.80
13.501 - 14.000                                     3                    151,830.42                          0.50
                                                    -              ----- -----------                         ----

Totals                                            279            $     30,276,432.22                       100.00 %
                                                  ===                  =============                       ======

                PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS

                                                                                               Percentage of Group II
                                                                                                   Mortgage Loans
                                            Number of Mortgage                                      by Aggregate
Range of Principal Balances ($)                    Loans          Aggregate Principal Balance     Principal Balance
-------------------------------                    -----          ---------------------------     -----------------
 0.01  - 15,000.00                                    1            $          11,994.09                      0.04 %
 15,000.01  - 25,000.00                               4                       82,110.69                      0.27
 25,000.01 -  50,000.00                              86                    3,425,916.29                     11.32
 50,000.01 -  75,000.00                             111                    6,749,913.39                     22.29
 75,000.01 - 100,000.00                               2                      171,080.05                      0.57
100,000.01 - 125,000.00                               8                      863,043.14                      2.85
125,000.01 - 150,000.00                               1                      130,353.14                      0.43
175,000.01 - 200,000.00                               2                      369,560.77                      1.22
200,000.01 - 225,000.00                               3                      645,849.80                      2.13
225,000.01 - 250,000.00                              17                    4,068,464.39                     13.44
250,000.01 - 275,000.00                              13                    3,354,484.58                     11.08
275,000.01 - 300,000.00                              11                    3,170,878.75                     10.47
300,000.01 - 325,000.00                               4                    1,254,549.28                      4.14
325,000.01 - 350,000.00                               4                    1,377,465.90                      4.55
350,000.01 - 375,000.00                               6                    2,177,487.22                      7.19
375,000.01 - 400,000.00                               4                    1,591,897.22                      5.26
400,000.01 - 425,000.00                               2                    831,383.52                        2.75
                                                      -              ----- -----------                       ----
Totals                                              279            $     30,276,432.22                     100.00 %
                                                    ===                  =============                     ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 37
--------------------------------------------------------------------------------

               RISK CLASSIFICATIONS OF THE GROUP II MORTGAGE LOANS

                                                                                           Percentage of Group II
                                                                                               Mortgage Loans
                                        Number of Mortgage                                       by Aggregate
  Risk Classification                          Loans          Aggregate Principal Balance     Principal Balance
  -------------------                          -----          ---------------------------     -----------------
         A                                       131            $      17,808,303.60                58.82 %
         A-                                       59                    6,156,164.23                20.33
         B                                        49                    3,548,813.50                11.72
         C                                        27                    1,908,233.11                 6.30
         C-                                       11                      741,848.78                 2.45
         D                                         2                    113,069.00                   0.37
                                                   -                 ----- -----------               ----

Totals                                           279            $     30,276,432.22                100.00 %
                                                 ===                  =============                ======

               LOAN TO VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

                                                                                           Percentage of Group II
                                                                                             Mortgage Loans by
   Range of Loan-to-Value                   Number of                                            Aggregate
  Ratios at Origination (%)              Mortgage Loans      Aggregate Principal Balance     Principal Balance
  -------------------------              --------------      ---------------------------     -----------------
         10.01 -  15.00                           1            $          22,490.81               0.07 %
         20.01 -  25.00                           1                       29,977.92               0.10
         25.01 -  30.00                           3                       82,583.56               0.27
         35.01 -  40.00                           3                      358,580.20               1.18
         40.01 -  45.00                           1                       64,975.52               0.21
         45.01 -  50.00                           3                      137,824.77               0.46
         50.01 -  55.00                           5                      277,697.57               0.92
         55.01 -  60.00                           7                      269,891.68               0.89
         60.01 -  65.00                          19                    1,112,659.59               3.68
         65.01 -  70.00                          34                    2,966,443.88               9.80
         70.01 -  75.00                          70                    8,970,880.40              29.63
         75.01 -  80.00                          67                    6,569,308.84              21.70
         80.01 -  85.00                          38                    5,004,429.06              16.53
         85.01 -  90.00                          26                    4,342,629.28              14.34
         95.01 - 100.00                           1                     66,059.14                 0.22
                                                  -              ------ ----------                ----

Totals                                          279            $     30,276,432.22              100.00 %
                                               ===                  =============              ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 38
--------------------------------------------------------------------------------

           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS

                                                                                           Percentage of Group II
                                                                                               Mortgage Loans
                                        Number of Mortgage                                       by Aggregate
Remaining Term (months)                        Loans          Aggregate Principal Balance     Principal Balance
-----------------------                        -----          ---------------------------     -----------------
171 - 175                                         3            $         94,632.97                       0.31 %
176 - 180                                        34                   1,673,287.94                       5.53
 36 - 240                                         1                      34,453.82                       0.11
316 - 320                                         1                      66,059.14                       0.22
346 - 350                                         3                     791,121.31                       2.61
351 - 355                                        30                   3,307,037.29                      10.92
356                                              14                   1,617,581.35                       5.34
357                                              23                   3,421,334.92                      11.30
358                                              85                   9,728,876.54                      32.13
359                                              85                   9,542,046.94                      31.52
                                                 --              -- -------------                       -----

Totals                                          279            $    30,276,432.22                      100.00 %
                                                ===                 =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 39
--------------------------------------------------------------------------------

 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                                                                   Percentage of Group II
                                                                                       Mortgage Loans
                                Number of Mortgage                                       by Aggregate
 State                                 Loans          Aggregate Principal Balance     Principal Balance
 -----                                 -----          ---------------------------     -----------------
Alabama                                  4            $        210,039.29                     0.69 %
Arizona                                 19                   1,365,038.47                     4.51
California                              36                   9,248,126.90                    30.55
Colorado                                 8                     867,882.53                     2.87
Delaware                                 2                      95,979.49                     0.32
Florida                                 10                   1,082,758.93                     3.58
Georgia                                  2                     110,024.97                     0.36
Idaho                                    3                     162,042.30                     0.54
Illinois                                15                     819,819.29                     2.71
Indiana                                  8                     363,932.74                     1.20
Kansas                                   2                     301,822.64                     1.00
Kentucky                                 7                     501,163.16                     1.66
Louisiana                                3                     160,326.92                     0.53
Maryland                                 7                   1,424,348.57                     4.70
Michigan                                10                     734,756.55                     2.43
Minnesota                                4                     397,045.70                     1.31
Missouri                                17                     811,500.68                     2.68
Nevada                                   3                     174,819.85                     0.58
New Mexico                              15                   2,169,391.57                     7.17
New York                                 3                     130,458.54                     0.43
North Carolina                           8                     576,238.07                     1.90
North Dakota                             1                      44,950.55                     0.15
Ohio                                    31                 1,593,646.23                       5.26
Oregon                                  18                   2,793,656.84                     9.23
Pennsylvania                            16                     999,909.33                     3.30
Tennessee                                4                     163,039.84                     0.54
Texas                                    1                      55,863.46                     0.18
Utah                                     3                     763,608.64                     2.52
Virginia                                 1                      65,568.57                     0.22
Washington                              15                   1,978,181.10                     6.53
West Virginia                            2                      67,407.09                     0.22
Wisconsin                                1                      43,083.41                     0.14
                                         -                      -------                       ----

Totals                                 279             $    30,276,432.22                   100.00 %
                                       ===                  =============                   ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 40
--------------------------------------------------------------------------------

 NUMBER OF MONTHS ELAPSED FROM THE DATE OF ORIGINATION OF THE GROUP II MORTGAGE LOANS

                                                                                     Percentage of Group
                                                                                      II Mortgage Loans
                                    Number of                                            by Aggregate
  Range of Months                 Mortgage Loans      Aggregate Principal Balance     Principal Balance
  ---------------                 --------------      ---------------------------     -----------------
  0                                   69            $        7,608,109.90                     25.13 %
  1                                  123                    12,023,059.30                     39.71
  2                                   34                     4,636,363.93                     15.31
  3                                   15                     1,523,234.60                      5.03
  4                                   11                     1,391,058.37                      4.59
  5 -  12                             24                     2,587,715.03                      8.55
 13 -  24                              2                       440,831.95                      1.46
 25 -  48                              1                      66,059.14                        0.22
                                       -                      ----------                       ----

Totals                               279            $      30,276,432.22                     100.00 %
                                     ===                   =============                     ======

                       OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS
                                                                                           Percentage of Group
                                                                                           II Mortgage Loans
                                 Number of Mortgage                                        by Aggregate
  Occupancy Status                      Loans           Aggregate Principal Balance     Principal Balance
  ----------------                      -----           ---------------------------     -----------------
Investment                               22            $         937,296.54                       3.10 %
Owner Occupied                          256                   29,281,580.46                      96.71
Second Home                               1                     57,555.22                         0.19
                                          -              -----------------                        ----

Totals                                  279            $     30,276,432.22                      100.00 %
                                        ===                  =============                      ======

          TYPES OF MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                                                                  Percentage of Group
                                                                                  II Mortgage Loans
                           Number of Mortgage                                        by Aggregate
  Property Type                   Loans           Aggregate Principal Balance     Principal Balance
  -------------                   -----           ---------------------------     -----------------
Multi-Family Home                    10            $         806,653.33                  2.66 %
Condominium                           2                      105,199.54                  0.35
Manufactured Homes                   16                    1,158,827.00                  3.83
Single Family Home                  251                 28,205,752.35                   93.16
                                    ---                 --------------                  -----

Totals                              279            $     30,276,432.22                 100.00 %
                                    ===                  =============                 ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.

COMPUTATIONAL MATERIALS 11/18/99 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2                              PAGE 41
--------------------------------------------------------------------------------

                 USE OF PROCEEDS OF THE GROUP II MORTGAGE LOANS

                                                                                   Percentage of Group
                                                                                    II Mortgage Loans
                             Number of Mortgage                                        by Aggregate
Use of Proceeds                     Loans           Aggregate Principal Balance     Principal Balance
---------------                     -----           ---------------------------     -----------------
Refinance Cash Out                     114            $      11,427,390.07                      37.74 %
Purchase                               112                   13,089,478.20                      43.23
Refinance Rate/Term                     53                  5,759,563.95                        19.02
                                        --                  -------------                       -----

Totals                                 279            $     30,276,432.22                      100.00 %
                                       ===                  =============                      ======

             PROGRAM CLASSIFICATIONS OF THE GROUP II MORTGAGE LOANS

                                                                                         Percentage of Group
                                                                                          II Mortgage Loans
                                   Number of Mortgage                                        by Aggregate
Documentation                             Loans           Aggregate Principal Balance     Principal Balance
-------------                             -----           ---------------------------     -----------------
Alternate                                  8            $       1,098,739.96                   3.63 %
Full                                     221                   23,257,106.00                  76.82
Income Verification                        1                       59,857.62                   0.20
No Income Verification                    49                  5,920,586.26                   19.56
                                          --                  -------------                  -----

Totals                                   279            $     30,276,432.22                  100.00 %
                                         ===                  =============                  ======

                             PREPAYMENT PENALTIES WITH RESPECT TO THE GROUP II MORTGAGE LOANS
                                                                                             Percentage of Group
                                                                                              II Mortgage Loans
                                    Number of Mortgage                                        by Aggregate
 Prepayment Penalty                        Loans           Aggregate Principal Balance     Principal Balance
 ------------------                        -----           ---------------------------     -----------------
1 Year                                        6            $      1,565,778.46                        5.17 %
2 Year                                       36                   6,856,674.92                       22.65
3 Year                                      224                  21,000,788.15                       69.36
5 Year                                        7                     621,999.03                        2.05
None                                          6                     231,191.66                        0.76
                                              -                     ----------                        ----

Totals                                      279            $     30,276,432.22                      100.00 %
                                            ===                  =============                      ======

--------------------------------------------------------------------------------
FIRST UNION SECURITIES

THIS SET OF COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUS COMPUTATIONAL MATERIALS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Recipients must read the information contained in the attached disclosure statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your First Union Securities account executive for another copy.